Decommissioning and Rehabilitation Provision	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [abstract]
Disclosure of other provisions [text block]
18.	Decommissioning and Rehabilitation Provision

	December 31 2018	December 31 2017

Balance – beginning of year	$5,055	$4,955

Increase due to re-estimation	163	37
Accretion expense, included in finance costs	68	63

Balance – end of year	$5,286	$5,055

The Corporation’s decommissioning and rehabilitation provision consists of costs expected to be incurred in respect of future reclamation and closure activities at the end of the life of the Bellekeno, Flame & Moth, Bermingham, Lucky Queen and Onek mines. These activities include water treatment, land rehabilitation, ongoing care and maintenance and other reclamation and closure related requirements.

The total inflation adjusted estimated cash flows required to settle the decommissioning and rehabilitation provision is estimated to be $6,561,000 (2017 – $6,187,000), with the expenditures expected to be incurred substantially over the course of the next 20 years. In determining the carrying value of the decommissioning and rehabilitation provision as at December 31, 2018, the Corporation has used a risk-free discount rate of 2.08% (2017 – 2.11%) and an inflation rate of 2.0% (2017 – 2.0%) resulting in a discounted amount of $5,204,000 (2017 – $5,055,000).